Apogee Enterprises, Inc. • 4400 West 78th Street • Minneapolis, MN 55435 • (952) 835-1874 • www.apog.com Press Release FOR RELEASE: May 28, 2026 Apogee Enterprises to Acquire Kalwall Companies • Leading provider of high-performance translucent daylighting solutions • Advances Apogee’s growth strategy by adding a differentiated business with leading brands in attractive end-markets • Highly complementary to Architectural Glass with cross-sell opportunities across Apogee’s architectural portfolio • Operational and cost synergy opportunities of $4 million expected by the end of fiscal 2029 MINNEAPOLIS, MN, May 28, 2026 – Apogee Enterprises, Inc. (Nasdaq: APOG) a leading provider of architectural building products and services, as well as high-performance coated materials used in a variety of applications, announced today that it has entered into a definitive agreement to acquire Kalwall Companies (“Kalwall”) from the Keller family for up to $115 million on a cash-free, debt-free basis, subject to customary closing conditions. The purchase price consists of $105 million cash at close and up to $10 million of cash earnout subject to financial performance through the end of the Company’s fiscal 2027 third quarter. The transaction is subject to certain customary closing conditions and is expected to close during the Company’s fiscal 2027 second quarter. Kalwall is a U.S. based, vertically integrated manufacturer of high-performance translucent daylighting solutions, differentiated by its 71-year brand reputation and proprietary polymer and coating application processes. Kalwall serves a broad range of customers and diversified building types in architectural markets under its well-known brands, including Kalwall®, Structures Unlimited, and Kal-lite®, each known as a leader in its specified applications. “Kalwall is a strong strategic fit that expands our portfolio of differentiated solutions with a track record of operating excellence,” said Apogee Executive Chair and CEO Don Nolan. “This acquisition strengthens our Architectural Glass segment and accelerates our leadership in high performance building envelope solutions.” Kathy Garfield, Keller Companies’ President, added, “We are extremely proud of the business the Keller family built over the past 71 years. We believe Apogee is the best partner to lead the business through its next phase of growth for decades to come and are excited about the future for our customers and employees.” EXHIBIT 99.1

Apogee Enterprises, Inc. Page 2 Apogee Enterprises, Inc. • 4400 West 78th Street • Minneapolis, MN 55435 • (952) 835-1874 • www.apog.com Apogee plans to integrate Kalwall into its Architectural Glass segment to create a more comprehensive high-performance substrate offering for building envelope solutions. The integration plan is expected to provide $4 million of operational cost synergies by the end of fiscal 2029. The acquisition is expected to contribute $85 million of revenue with an adjusted EBITDA margin of approximately 15% within the first 12 months of ownership with a long-term margin target of 20%. The transaction is expected to be accretive to Apogee’s adjusted diluted EPS in the first year and will benefit its long-term revenue growth rate and adjusted EBITDA margin. The acquisition will be financed using cash on hand and the Company’s existing credit facility. Dorsey & Whitney LLP served as legal counsel to Apogee. The Company will provide further details on the strategic and financial aspects of the transaction during its first quarter fiscal 2027 earnings conference call. Additional Information Apogee expects to file a Current Report on Form 8‑K with the U.S. Securities and Exchange Commission describing the transaction and including the definitive agreement as an exhibit. About Apogee Enterprises, Inc. Apogee Enterprises, Inc. (Nasdaq: APOG) is a leading provider of architectural building products and services, as well as high-performance coated materials used in a variety of applications. Headquartered in Minneapolis, MN, our portfolio of industry-leading products and services includes architectural glass, windows, curtainwall, storefront and entrance systems, integrated project management and installation services, and high-performance coatings that provide protection, innovative design, and enhanced performance. For more information, visit www.apog.com. Use of Non-GAAP Financial Measures This release contains the following non-GAAP measures: adjusted EBITDA, adjusted EBITDA margin and adjusted diluted EPS. These measures are used by the Company to provide meaningful supplemental information about its operating performance by excluding amounts that are not considered part of core operating results to enhance comparability of results from period to period. Management uses non-GAAP measures to evaluate the Company’s historical and prospective financial performance, measure operational profitability on a consistent basis, as a factor in determining executive compensation, and to provide enhanced transparency to the investment community. These measures exclude certain items that are not considered indicative of ongoing operating performance, including transaction-related expenses, integration costs and other non-recurring items. Non-GAAP measures should be viewed in addition to, and not as a substitute for, the reported financial results of the Company prepared in accordance with GAAP. Other companies may calculate these measures differently, limiting the usefulness of the measures for comparison with other companies. To the extent applicable, reconciliations of historical non‑GAAP measures to the most directly comparable GAAP measures will be provided in the Company’s filings with the U.S. Securities and Exchange Commission. The Company is unable to provide a reconciliation of forward‑looking non‑GAAP measures, including projected adjusted EBITDA, adjusted EBITDA margin and adjusted diluted earnings per share, to the most directly comparable GAAP measures without unreasonable effort due to the inherent difficulty in forecasting the timing and amount of items such as transaction costs, integration costs, purchase accounting adjustments and other non-recurring items, which could be material.

Apogee Enterprises, Inc. Page 3 Apogee Enterprises, Inc. • 4400 West 78th Street • Minneapolis, MN 55435 • (952) 835-1874 • www.apog.com Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The words “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “will,” “continue,” and similar expressions are intended to identify “forward-looking statements”. These statements reflect Apogee management’s expectations or beliefs as of the date of this release. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements are subject to significant risks that could cause actual results to differ materially from the expectations reflected in the forward-looking statements. All forward-looking statements are qualified by factors that may affect the operating results of the company, including the following: (i) inability to close, or to close on expected timeline, (ii) integration risk, (iii) inability to achieve post-closing cost synergies, (iv) inability to achieve expected revenue, margin and profitability targets. More information concerning potential factors that could affect future financial results is included in the company’s Annual Report on Form 10-K and in subsequent filings with the U.S. Securities and Exchange Commission. Important Information Regarding the Agreement The definitive agreement contains representations, warranties, and covenants made by the parties to each other as of specific dates and solely for purposes of the agreement, which may be subject to important qualifications and limitations agreed upon by the parties. These representations and warranties should not be relied upon as statements of fact. Contact: Jeremy Steffan Vice President, Investor Relations & Communications 952.346.3502 ir@apog.com